MARPAI

SMART Technology Transforming Health Plan Administration

Company Presentation



Forward Looking Statements

The Company filed a registration statement on Form S-1, as amended (Registration No.: 333-258029) (the "Registration Statement") with the Securities and Exchange Commission for its initial public offering of shares of class A common stock which was declared effective on October 26, 2021. The Company consummated its initial public offering on October 29, 2021. You should read the Registration Statement and other documents that we have filed with the Securities and Exchange Commission for more complete information about us and the offering. You may get these documents for free by visiting EDGAR on the Commission's website at www.sec.gov.

All statements in this presentation, other than those relating to historical facts, are "forward-looking statements." These forward-looking statements may include, but are not limited to, statements relating to our objectives, plans, and strategies; statements that contain projections of results of operations or of financial condition; statements relating to the research, development, and use of our platform technologies, technologies, models and modules, products and product offerings; and all statements (other than statements of historical facts) that address activities, events, or developments that we intend, expect, project, believe, or anticipate will or may occur in the future. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. We have based these forward-looking statements on assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Important factors that could cause actual results, developments, and business decisions to differ materially from those anticipated in these forward-looking statements include, among other things: the overall global economic environment; the impact of competition and new technologies; general market, political, and economic conditions in the jurisdictions in which we operate; projected capital expenditures and liquidity; changes in our strategy; government regulations and approvals; and litigation and regulatory proceedings.

We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the "Risk Factors" section of the Registration Statement. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods.

This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any of our securities. Any offering of securities can only be made in compliance with applicable securities laws. You should read carefully the factors described in the "Risk Factors" section of the Registration Statement to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements. These statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry's actual results, levels of activity, performance, or achievements to be materially different from those anticipated by the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Except as required by law, we are under no duty to update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation. These forward-looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward-looking statements for any reason.

This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident or located in any locality, state, country or other jurisdiction where such distribution, transmission, publication, availability or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction.



Mission

Save lives, improve lives, radically reduce healthcare spending

Transforming a $1+ Trillion Segment of Healthcare Industry with Deep Learning

Transforming Self-Insured Health Plans

AI
Deep
Learning

PREDICTIVE

PROACTIVE

EFFICIENT

MARPAI

Creating Healthier Lives
Radically Reducing Healthcare Costs

Goals:

- ↑ Quality Care
- ↑ Preventative Care
- ↓ Fear & Complexity

Sources: McLellan Consulting Services for $1+ trillion segment of the healthcare industry



Employer Sponsored Health Plans

49% of Americans receive employer sponsored health insurance

157M people[2]

Our Market: Self-Funded Employers Paying $20+ Billion in Third Party Administration Fees[1]

Employers

Fully Insured
Health Plan

Pay insurance company to handle it all

OR

Self Funded
Health Plan

Pay health costs directly
- Use TPA to process & manage
- Use Stop Loss to mitigate risk

GROWING

133k businesses with 50+ employees[3]

39M employee lives[4]

Sources:
1 Company analysis based on estimated $44 PEPM x 39M employee lives (McLellan Consulting Services)
2 Kaiser Family Foundation 2020 report
3 Kaiser Family Foundation 2020 report, NAICS
4 McLellan Consulting Services

Solid Foundation to Scale


Covering
40K+
Lives
44 States
20k employee lives

World-Class Networks *including*

aetna

Cigna

LTM 6/30/21 Revenue: $16.2M

Unit Economics: $63 PEPM

CONTINENTAL BENEFITS

Strong Pipeline for 2021 and beyond

Short list of M&A targets (buying books of business)


Serving
60
Clients
15 using AI
and Growing

2020 VOLUMES: 534k+ Claims Processed $620M Filed Claims $202M Total Paid

TOTAL SAVINGS: $418M

Tech Brings Revolutionizing Alternative

OLD WORLD PAYERS: ESTABLISHED

Fully Insured

BUCA's

Pay A Lot $$$

No Transparency

No Control

BlueCross BlueShield · United Healthcare · Cigna · aetna

Self Insured

TPA's

Pay Less $$

More Risk

Low Tech, Cumbersome

NEW WORLD PAYERS: TECH-FIRST

TECH–FIRST PAYERS

MARPAI · CENTIVO · bind · Bright Health Group · Collective Health · oscar

Lower Costs

Simple, Responsive, Personalized

High Automation

Taking business from traditional BUCA's & TPA's

Types of Artificial Intelligence


Search Methods
Recommendation Systems
Optimization Methods
Language Processing
Logic
Perception
Planning
Robotics
Probabilistic Reasoning
Expert Systems
Machine Learning
Decision Trees
Bayesian Models
Regression
Evolutionary Computation
Support Vector Machines
Swarm Intelligence
Nearest Neighbour
Reinforcement Learning
Artificial Neural Networks (Deep Learning)
Fully Connected
Convolutional
Recurrent

Machine Learning vs. Deep Learning


0.5
1.8
-0.1
2.3
N
Raw Data
Vector of features
Machine Learning
Raw Data
Deep Learning

Greatest leap in accuracy in the history of AI, due to deep learning.

Deep Learning Barriers of Entry


Scarcity of Experts
Increasing Complexity
Challenging to Deploy

Marpai AI Applications

Present & Future

Predict Chronic Conditions

Predict High Cost Surgeries and Imaging

FUTURE Potential
Personalized Health Recommendations

Data Sources

Medical Claims
Rx Claims
SDOH
Member Preferences

\+

Provider Quality Ratings
Network Data

\+

Wearable Devices
IoT Devices
EHR
Images
Lab Results
Provider Schedules

Investment Opportunity

High Margin	High Revenue Growth	Highly Differentiated
Tech-driven cost reduction	Superior product offering	Predict, Prevent and Protect
Goal: reduce cost to 1/3 of industry	Organic + Acquisitions	Higher AI-enabled quality care

MOAT

PROPRIETARY ALGORITHMS | TECH PLATFORM | INNOVATIVE BRAND | LOYAL CUSTOMERS

Our Products

SMART Plan Administration	**Manage and Pay Claims Efficiently** Automation of Processes + Elimination of Errors
FutureSight Advantage	**Predict, Prevent, Protect** Early Detection + Intervention = Best Care
TopCare	**Match Members with Top Providers** Recommends top 10% of providers
Proactive Engagement	**Create Healthier Member Behavior** Nudges, reminds, inspires, anticipates, empowers

Proprietary Algorithms



SMART Plan Administration

Making Marpai an efficient TPA

Key Features

- Creates efficiencies
- Eliminates abuse, cost excesses, errors
- Accelerates workflows
- Provides 24/7 responsive service
- Collects data to yield new insights

Blueprint for Acquisitions

- Automated 2/3 of system queues
- Reduced staff of acquired company by 1/3
- AI eliminated claims errors pre-acceptance
- AI simplified e-data transfer
- Met 100% of Aetna + Cigna performance metrics

FutureSight Advantage

Predicts, Prevents, Protects

MARPAI PROPRIETARY ALGORITHMS

Now

- Diabetes Type 2
- Cardiovascular Disease
- Kidney Disease
- COPD
- Knee Surgery
- Knee Replacement
- Knee imaging

Coming Soon

Chronic conditions
- Hypertension
- Hyperlipidemia
- IHD
- Heart Failure
- Asthma

Major Procedures
- Abdomen and Pelvic CT
- Knee Arthroscopy
- Spinal Canal MRI

50 Total - Highest Cost Areas



Chronic and mental health conditions are 90% of annual U.S. healthcare costs



Source: CDC's National Center for Chronic Disease Prevention and Health Promotion

Marpai TopCare

Drives Members to
High Quality/Lower Cost Care

Case Study
220 Employees, 55 referrals

Total Savings
$118,739

ROI 397%

Additional Stop Loss Discount 5%-10%

Recommends
Top 10%
of Providers



Variation in Cost of Common Procedures

We believe that AI-enabled prediction allows us to guide members to the best care in terms of cost and quality


Distribution of Claims for MRI of the Brain
(CPT 70553)
Mean $1,497
Median $1,020
Standard Dev. $1,306
Min. $83
Max. $7,098
Median $1,020
Potential Savings if Claims Above Median were Priced at Median
$306,000
217 encounters
Frequency
100
90
80
70
60
50
40
30
20
10
0
More
MARPAI

Source: company analysis, actual client data


Distribution of Claims for CT of the Thorax (with contrast)
(CPT 71260)
Mean $1,768
Median $864
Standard Dev. $2,086
Min. $16
Max. $10,401
*Excludes CO
Median $864
Potential Savings if Claims Above Median were Priced at Median
$347,000
150 encounters
Frequency
60
50
40
30
20
10
0
More
MARPAI

MARPAI

Proactive Engagement

To empower members to do the right things at the right times with the most qualified providers

Friendly nudges, alerts, reminders, content, incentives




Employee • Health Plan Member • Patient


MARPAI




MEMBER PORTAL

Expansion of Unit Economics

We plan for the expansion of per employee per month fee (PEPM) to be potentially driven by AI and related new services

6/30/2021 PEPM



Marpai TopCare, $2 (Launched in 2021)
Vendor Fees, $21
$63
Medical Plan Admin, $23
Network Access, $17

Drivers of PEPM Growth

- Adoption of TopCare by current client base
- New AI-driven products
- Increased revenue share via preferred vendor program (e.g. care management and telehealth)
- Potential revenue from clients' cost savings
- Higher medical plan administration fees

Drivers of Growth

We believe that Marpai's deep learning platform has the potential to serve as the foundation for the company to become a disruptive consolidator in the self-funded health plan space

Organic Drivers

- Better products, powered by AI
- Significant expansion in sales and marketing
- Innovative marketing campaigns and events
- Tech adoption and growth from existing customers

New Win:

Texas School Districts, +20% employee lives

Acquisition Drivers

- Analyzed 200 potential targets for roll-up strategy
- Targets typically sell at 1x LTM revenue
- Top 10 targets total $432M revenue and 581k lives:

Target	Est. Revenue ($M)	Est. Lives (000s)
Target 1	$100	134
Target 2	$80	108
Target 3	$80	108
Target 4	$60	81
⋮	⋮	⋮
Target 10	$12	16

MARPAI

Source: company estimates of targets' revenues and lives

Capitalization

Common Shares Outstanding	19,185,396
Warrants ($5.83 WAEP)	1,561,373
Options ($1.77 WAEP)	1,503,421
Fully Diluted Shares	**22,250,190**

Public Comps

Name	Ticker	Enterprise Value (M)[1]	TTM Revenue (M)	Enterprise Value / Revenue	Description
Accolade, Inc.	ACCD	$2,548	$230[4]	11.1x	Tech and AI focused; member management, care management and telehealth for employers
Health Catalyst, Inc.	HCAT	$2,568	$216[2]	11.9x	Tech and AI focused; big data for health systems, biopharma and payers
HealthEquity, Inc.	HQY	$6,002	$741[3]	8.1x	Tech focused; provider of health savings accounts and benefits services
Sharecare, Inc.	SHCR	$2,800	$332[5]	8.4x	Tech focused; health and wellness engagement platform for payers
Inovalon Holdings, Inc.	INOV	$7,235	$719[2]	10.1x	Tech and AI focused; serves providers, payers, pharmacies and life science organizations
C3.ai, Inc.	AI	$3,934	$195[3]	20.2x	AI company; provider of enterprise AI software across industries, including healthcare
Teladoc Health, Inc.	TDOC	$23,874	$1,862[5]	12.8x	Tech and AI focused; telehealth and care management for employers, payers and providers
	Max	$23,874	$1,862	20.2x	
	Min	$2,548	$195	8.1x	
	Median	$3,934	$332	11.1x	
	Average	$6,995	$614	11.8x	

MARPAI

(1) Source: © 2021, S&P Global Market Intelligence, accurate as of November 5, 2021
(2) TTM Revenue as of June 30, 2021
(3) TTM Revenue as of July 31, 2021
(4) TTM Revenue as of August 31, 2021
(5) TTM Revenue as of September 30, 2021

Seasoned Leadership Team


Yaron Eitan
Chairman


Edmundo Gonzalez
CEO


Ronnie Brown
COO


Alice Roth
President of Marpai Labs


Yoram Bibring
CFO


Art Hoath
CRO


Eli David
Chief Science Advisor

Board of Directors


Yaron Eitan
Chairman


Edmundo Gonzalez
CEO


Damien Lamendola


Gonen Antebi
Independent Director Nominee


Colleen DiClaudio
Independent Director Nominee


Jane Cavalier
Independent Director Nominee


Vincent Kane
Independent Director Nominee

MARPAI

Investment Summary

$20+ Billion Market Opportunity

Highly differentiated AI products



Tech-Driven Strategy with Advanced AI
Highly Efficient Payer
Claims Costs
High Margin
Predict Health States
Prevent Illness & Big Claims
Growth Model is Working
+20% New Lives Implemented 9/1
Organic + Acquisitions


WHAT WILL BE
Thank you
MARPAI